UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE

SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant  ☒                             Filed by a party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

MINDBODY, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

This Schedule 14A filing consists of the following communications relating to the proposed acquisition of MINDBODY, Inc. (“MINDBODY” or the “Company”) by Torreys Parent, LLC, a Delaware limited liability company (“Parent”), and Torreys Merger Sub, Inc., a Delaware corporation and wholly owned subsidiary of Parent (“Merger Sub”), pursuant to the terms of an Agreement and Plan of Merger, dated December 23, 2018, by and among the Company, Parent and Merger Sub:

(i)	Employee Letter;

(ii)	Employee FAQ;

(iii)	Employee Townhall Slides;

(iv)	Customer Letter;

(v)	Partner Letter; and

(vi)	External FAQ.

Each item above was first used or made available on December 24, 2018.

I

From:	Rick Stollmeyer
To:	All Team
Subject:	Today’s Announcement re: MINDBODY’s proposed acquisition by Vista Equity Partners
Date:	Monday, December 24, 2018 5:15:47 AM

Dear #OneMBTeam –

I am very excited to share with you the next important milestone in MINDBODY’s journey. A few moments ago, we announced via press release that MINDBODY has agreed to be acquired by Vista Equity Partners, a leading investment firm that specializes in nurturing and accelerating the growth of successful software companies.

With the acquisition, MINDBODY will once again be a private company, with added flexibility to further accelerate the growth of our customer base and global marketplace for fitness, beauty and wellness. The entire leadership team and I are truly excited by the opportunities Vista opens up for us, and we remain deeply committed to our mission, to our customers’ success and to providing you with a culture-first environment and purpose-driven career opportunities.

Who is Vista?

Vista is a bold, innovative company and an ideal partner. They’ve pioneered a unique investment and operating model for high-growth SaaS companies that provide best-in-class software products to large markets. Vista takes a long-term outlook and invests in growth. They own and operate a global portfolio of software and technology companies, which collectively employ 55,000+ employees across 175+ countries and serve 800,000+ customers.

I had the opportunity to meet Vista’s Founder, Chairman and CEO, Robert Smith and hear him speak recently. I came away deeply impressed by the intelligence, sense of purpose and humility of this extraordinarily successful man. His values permeate Vista Equity Partners, and he inspires me.

Why now?

As a public company, one of the responsibilities of our board and management team is to maximize shareholder value. We decided that partnering with Vista is our best option for shareholders, and a fantastic option to foster value for you and long-term growth for MINDBODY. Vista has agreed to acquire all outstanding MINDBODY common stock for $36.50 per share, representing an approximately 68% premium compared to the closing price of our stock as of December 21, 2018.

What does this mean for you?

Today, we’re announcing an acquisition agreement, not the acquisition itself. That’s not yet complete. So, why announce now? Since MINDBODY is a publicly traded company, any agreements that would be material to the company must be filed with the SEC and, as a result, made public. The acquisition is not complete until closing, which we expect to happen in the first quarter of 2019. Until we close, MINDBODY is still a public company, and we’ll continue to operate as we always have, with no change in how you do your jobs.

What can you say publicly?

Today, we issued a press release describing the details of the proposed acquisition. As a company, we will not be commenting publicly on the proposed acquisition, beyond what we will be filing with the SEC, until the transaction is complete.

To help you field questions from customers and prospects, we’ve posted these Customer FAQs to our Support Center, and they are linked from our press release on our website.

What’s next?

You have questions. Join us at an All Team Meeting today at 9:00 am PT / 12:00 pm ET / 17:00 GMT where I’ll share more information about what this means for you and the company. This meeting is already on your calendars and will be a special Zoom webcast for all team members worldwide. In the meantime, these Employee FAQs may answer some of your immediate questions.

In light of the holiday, we understand that many of you may not be able to attend. We will send a recording of the meeting to the full team later today.

Team, thank you. It is through your dedication, passion, hard work and incredible talent that we have arrived at this pivotal moment. Together, we have built a company, products, services and mission that is unrivaled. With Vista, I’m confident we’ll build upon our successes and accelerate on our path toward helping people everywhere lead healthier, happier lives.

Our future is bright and I look forward to continuing on this journey with you.

Woo Hoo!

- Rick

Additional Information and Where to Find It

In connection with the proposed transaction, MINDBODY expects to file with the Securities and Exchange Commission (“SEC”) and furnish to its stockholders a proxy statement in connection with the proposed merger with Torreys Merger Sub, Inc., pursuant to which MINDBODY would be acquired by entities affiliated with Vista Equity Partners (the “Merger”), as well as other relevant documents concerning the proposed transaction. The proxy statement described above will contain important information about the proposed Merger and related matters. STOCKHOLDERS AND SECURITY HOLDERS OF MINDBODY ARE URGED TO READ THESE MATERIALS (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS IN CONNECTION WITH THE TRANSACTION THAT MINDBODY WILL FILE WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT MINDBODY AND THE TRANSACTION.

This communication is not a substitute for the proxy statement or for any other document that MINDBODY may file with the SEC and send to its stockholders in connection with the proposed transaction. The proposed transaction will be submitted to MINDBODY’s stockholders for their consideration. Before making any voting decision, stockholders of MINDBODY are urged to read the proxy statement regarding the transaction when it becomes available and any other relevant documents filed with the SEC, as well as any amendments or supplements to those documents, because they will contain important information about the proposed transaction.

Stockholders of MINDBODY will be able to obtain a free copy of the proxy statement, as well as other filings containing information about MINDBODY and the proposed transaction, without charge, at the SEC’s website (http://www.sec.gov). Copies of the proxy statement, when available, and the filings with the SEC that will be incorporated by reference therein can also be obtained, without charge, by contacting MINDBODY’s Investor Relations at (888) 782-7155, by email at IR@mindbodyonline.com, or by going to MINDBODY’s Investor Relations page on its website at investors.mindbodyonline.com and clicking on the link titled “Financials & Filings” to access MINDBODY’s “SEC Filings.”

Participants in the Solicitation

MINDBODY and certain of its directors, executive officers and employees may be deemed to be participants in the solicitation of proxies in respect of the proposed Merger. Information regarding the interests of MINDBODY’s directors and executive officers will be included in its definitive proxy statement to be filed with the SEC in connection with the proposed Merger, and certain of its Current Reports on Form 8-K. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement and other relevant materials to be filed with the SEC in connection with the proposed transaction. Free copies of this document may be obtained as described in the preceding paragraph.

Notice Regarding Forward-Looking Statements

This communication, and any documents to which MINDBODY refers you in this communication, contains not only historical information, but also forward-looking statements made pursuant to the safe-harbor provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements represent MINDBODY’s current expectations or beliefs concerning future events, including but not limited to the expected completion and timing of the proposed transaction, expected benefits and costs of the proposed transaction, management plans and other information relating to the proposed transaction, strategies and objectives of MINDBODY for future operations and other information relating to the proposed transaction. Without limiting the foregoing, the words “believes,” “anticipates,” “plans,” “expects,” “intends,” “forecasts,” “should,” “estimates,” “contemplate,” “future,” “goal,” “potential,” “predict,” “project,” “projection,” “target,” “seek,” “may,” “will,” “could,” “should,” “would,” “assuming,” and similar expressions are intended to identify forward-looking statements. You should read any such forward-looking statements carefully, as they involve a number of risks, uncertainties and assumptions that may cause actual results to differ significantly from those projected or contemplated in any such forward-looking statement. Those risks, uncertainties and assumptions include (i) the risk that the proposed transaction may not be completed in a timely manner or at all, which may adversely affect MINDBODY’s business and the price of the common stock of MINDBODY, (ii) the failure to satisfy any of the conditions to the consummation of the proposed transaction, including the adoption of the merger agreement by the stockholders of MINDBODY and the receipt of certain regulatory approvals, (iii) the occurrence of any event, change or other circumstance or condition that could give rise to the termination of the merger agreement, (iv) the effect of the announcement or pendency of the proposed transaction on MINDBODY’s business relationships, operating results and business generally, (v) risks that the proposed transaction disrupts current plans and operations and the potential difficulties in employee retention as a result of the proposed transaction, (vi) risks related to diverting management’s attention from MINDBODY’s ongoing business operations, (vii) the outcome of any legal proceedings that may be instituted against MINDBODY related to the merger agreement or the proposed transaction, (viii) unexpected costs, charges or expenses resulting from the proposed transaction, and (ix) other risks described in MINDBODY’s filings with the SEC, such as its Quarterly Reports on Form 10-Q and Annual Reports on Form 10-K. Forward-looking statements speak only as of the date of this communication or the date of any document incorporated by reference in this document. Except as required by applicable law or regulation, MINDBODY does not assume any obligation to update any such forward-looking statements whether as the result of new developments or otherwise.

II

Vista Equity Partner’s Planned Acquisition of MINDBODY

MINDBODY Employee FAQs

GENERAL QUESTIONS:

What was announced and what does it mean?

On December 24, 2018, the planned acquisition of MINDBODY by Vista Equity Partners was announced via press release. This means that if the transaction closes, MINDBODY will become one of Vista’s portfolio companies. We will remain a standalone public company until the acquisition closes, at which time we will be privately owned by Vista.

Together with Vista, we will be able to further accelerate our growth and that of our global marketplace, connecting millions of consumers to fitness, beauty and wellness experiences worldwide. And we’ll continue to drive business management innovation through our first-in-class products and services, helping practitioners in boutique fitness, salon, spa and integrative health succeed and thrive.

Who is Vista Equity Partners?

Vista is a leading investment firm focused on software, data and technology-enabled businesses. Vista pioneered a unique investment and operating model for growth technology and SaaS companies with best-in-class software products and attractive market dynamics. Vista has a proven track record of helping management teams drive profitable growth, having completed over 360 technology-related transactions that represent an aggregate transaction value of approximately $110 billion.

Is this good for MINDBODY and its customers?

Yes, this is good news! MINDBODY’s mission and vision remain unchanged, and we will continue to be dedicated to the success of our customers, helping people lead healthier, happier lives. We believe that the resources, financial strength, and operational expertise of Vista will allow MINDBODY to continue its growth strategy and enhance its leadership position throughout the fitness, beauty and wellness space.

When will the transaction be completed? You say, “if the transaction closes.” Why is this an “if”?

We expect the transaction to be completed in Q1 2019. While we expect the closing process to be smooth, the transaction is subject to a number of typical requirements, such as stockholder and regulatory approvals. It is important to remember that until the transaction closes, we remain a public company with all of the same public obligations. It is essential to keep our energy focused on our current business, strategies, goals and plans.

What does this mean for customers?

There is no change for customers. It’s business as usual. We remain deeply committed to delivering on our product roadmap, as well as our current and future customer commitments. Vista, like MINDBODY, is a bold innovator and a number of its portfolio companies are MINDBODY customers.

Customer questions? Please direct customers to the press release and Customer FAQ on our Support Center for information.

Employee FAQs – 12/24/18	Page 1 of 7

What does this mean for partners?

There is no change for partners. Partners remain a growth opportunity for our business, a key enabler of our customers’ success, and a critical component in our strategy to drive growth and leadership in the market.

Partner questions? Please direct partners to the press release and Customer FAQ on our Support Center for information.

Will this change the way we sell our products?

No. It’s business as usual. We intend to continue to operate, support, market and sell in the same manner as we have done in recent months/quarters.

Does this help our competitive position?

MINDBODY’s continued independence and Vista’s resources will allow us to remain focused on innovation and customer success. We can continue to set the agenda for our product roadmap, company strategy and thought leadership for the fitness, beauty and wellness services industries.

Will there be management changes as a result of the transaction?

Currently there are no planned management changes.

Will MINDBODY’s headquarters be changing location?

No. We expect that MINDBODY headquarters will remain in SLO.

When can we expect to hear additional information?

We will provide ongoing communication about the transaction as information is available. At any time, we encourage you to contact your immediate supervisor or People & Culture business partner with any additional questions you may have.

Employee FAQs – 12/24/18	Page 2 of 7

STOCK / BENEFITS / EMPLOYMENT QUESTIONS:

What will happen to my MINDBODY stock options and RSUs?

Unvested RSUs will continue to vest along the same schedule. The difference will be that instead of stock, you will receive a cash payment upon vesting. When the acquisition is completed, all unvested RSUs will be cancelled and replaced with a right to receive in cash, without interest, an amount equal to the per share price of the deal ($36.50) multiplied by the number of RSUs. This right to cash in replacement of your unvested RSUs will vest and be payable at the same time as the unvested RSUs that they replace. Just like now, you will need to be employed on your vesting date in order to be paid. All cash payments will be reduced by regular tax withholdings.

Underwater Stock Options, meaning options that have a grant (or “exercise”) price higher than $36.50, will be cancelled without payment or consideration.

In-the-Money Stock Options will be cancelled and replaced with a right to receive in cash, without interest, an amount equal to the number of shares underlying these options multiplied by the difference between the per share price of the deal ($36.50) and the exercise price. If your in-the-money options are vested, then you will be paid this cash in connection with the closing of the transaction. If your in-the-money options are unvested, then you will be paid this cash as your in-the-money options would have vested.

For example, if you have 1,000 options with an exercise price of $30.00 per share, you will have the right to receive in cash, without interest, an amount equal to $6,500 (1,000 multiplied by $6.50). You will receive the cash payment for any options that are already vested shortly after the closing of the transaction. Otherwise, the right to cash in replacement of your unvested options will vest and be payable at the same time as the unvested options that they replace. All cash payments will be reduced by regular tax withholdings.

Can I trade MINDBODY stock during the open periods prior to the closing of the transaction?

Our normal trading policies and trading windows will continue. Under MINDBODY’s Insider Trading Policy, a regular quarterly blackout period is currently in effect, which means you should not trade stock until the blackout period ends (after our next earnings announcement). We will notify the full team when the blackout period is over.

What will happen to the ESPP (Employee Stock Purchase Plan)?

If you are already enrolled in the ESPP, you will continue to contribute at your current rate until your current purchase period ends, unless you withdraw from the ESPP before that time. If the closing of the transaction occurs prior to the regularly scheduled end date of the offering period in which you are currently enrolled, your offering period will be shortened and end on a date that is no later than 5 days prior to the closing of the transaction. At that time, your accumulated contributions will be used to purchase shares of MINDBODY common stock, and any leftover contributions will promptly be returned to you. There will not be another ESPP offering period after your current offering period ends.

Employee FAQs – 12/24/18	Page 3 of 7

Can I enroll in the ESPP or increase my contribution now?

No, enrollment for the ESPP is closed, and you will not be able to increase your rate of payroll contributions to the ESPP or make any separate contributions to the ESPP.

Will MINDBODY’s existing employee benefit plans change?

We do not expect that there will be changes in the employee benefit plans at this time. Vista has agreed to either maintain MINDBODY benefit plans or provide substantially comparable plans for a period of at least one year following closing. The one-year requirement is a term of the deal, but this is not meant to imply that benefits will necessarily be changed after a year.

Will there be any changes to salary and bonus plans after the closing?

Vista and MINDBODY are committed to providing our team members with market competitive compensation that rewards performance. Vista has agreed not to decrease salaries or bonuses for a period of at least one year following the closing. If you are on a commission plan, your plan is unchanged. MINDBODY’s corporate bonus plan remains in place with the same structure and metrics. As with benefits, the one-year commitment is not meant to imply any future plan to decrease salaries.

Are layoffs planned?

You are at the heart of our purpose as a company. This is an amazing opportunity for us and we want everyone to have a part in our future. While Vista is acquiring MINDBODY because of the strength of our products and services, our customer base and the strength of the market opportunity – they know that the only durable asset of a software company is its people (YOU), and they’re looking forward to working with the entire MINDBODY team. There are no layoffs planned.

EXTERNAL COMMUNICATIONS:

How will this change be communicated to our customers and partners?

We will send a message to our partners today informing them of the announcement. We have prepared external-facing FAQs for customers who reach out with questions. Strategic Account Managers and Executive Sponsors will be reaching out to key strategic accounts individually. A copy of that letter is available for other customers, if needed.

Employee FAQs – 12/24/18	Page 4 of 7

It’s important that all customer and partner communications regarding the announcement strictly adhere to the messages in Rick’s letter and the external FAQs. We cannot provide more details than what’s described in these documents.

What can I say to customers / partners / prospects about the acquisition?

There are stringent SEC communication regulations in place that require any distributed written communications about the acquisition to be publicly filed with the SEC (including our internal announcements and this FAQ). It’s okay for you to share the press release, external FAQ, customer letter, and partner letter. Please note that these communications contain required disclosures and cannot be altered in any way.

What if a customer / partner / prospect wants more details?

We do not have any additional information about the announcement to share at this time. After the transaction closes, which is expected in Q1 2019, we will have more information.

Can I send an email to the accounts I cover? Can I email my prospects?

Rather than reach out to customers and prospects proactively, it is preferred that you direct them to the press release and external FAQ if they reach out to you with questions. You can also send to them our customer letter, if you feel that would best address their questions. Explain to them that we are restricted in the information we can provide and they will find it all in those documents as well as our filings with the SEC, which are available on our investor website at investors.mindbodyonline.com – under the “Financials & Filings” link.

Can I talk to my co-workers, family and friends?

Of course! This is exciting news. Again, any information that has been shared publicly is ok to share. Please refer to the press release, external FAQ, customer letter, and partner letter.

Can I communicate this news via social media or comment on this news via my social channels?

Remember under no circumstances can you communicate socially on behalf of MINDBODY or in such a way that appears you are communicating as a representative of MINDBODY. MINDBODY has only a handful of designated spokespersons who can initiate or comment on this news. MINDBODY will not be initiating any proactive social communications until after the transaction closes.

Employee FAQs – 12/24/18	Page 5 of 7

Investor/Media Inquiries:

What should I do if I get calls from media or anyone else regarding the transaction?

It’s very important that you do not comment on the transaction or try to answer any questions from the media or outside investors. If you receive any financial or acquisition-related questions from news media, analysts or investors, please refer them to:

•	Investor/financial questions: ir@mindbodyonline.com

•	Media/press questions: press@mindbodyonline.com

Additional Information and Where to Find It

In connection with the proposed transaction, MINDBODY expects to file with the Securities and Exchange Commission (“SEC”) and furnish to its stockholders a proxy statement in connection with the proposed merger with Torreys Merger Sub, Inc., pursuant to which MINDBODY would be acquired by entities affiliated with Vista Equity Partners (the “Merger”), as well as other relevant documents concerning the proposed transaction. The proxy statement described above will contain important information about the proposed Merger and related matters. STOCKHOLDERS AND SECURITY HOLDERS OF MINDBODY ARE URGED TO READ THESE MATERIALS (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS IN CONNECTION WITH THE TRANSACTION THAT MINDBODY WILL FILE WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT MINDBODY AND THE TRANSACTION. This communication is not a substitute for the proxy statement or for any other document that MINDBODY may file with the SEC and send to its stockholders in connection with the proposed transaction. The proposed transaction will be submitted to MINDBODY’s stockholders for their consideration. Before making any voting decision, stockholders of MINDBODY are urged to read the proxy statement regarding the transaction when it becomes available and any other relevant documents filed with the SEC, as well as any amendments or supplements to those documents, because they will contain important information about the proposed transaction.

Stockholders of MINDBODY will be able to obtain a free copy of the proxy statement, as well as other filings containing information about MINDBODY and the proposed transaction, without charge, at the SEC’s website (http://www.sec.gov). Copies of the proxy statement, when available, and the filings with the SEC that will be incorporated by reference therein can also be obtained, without charge, by contacting MINDBODY’s Investor Relations at (888) 782-7155, by email at IR@mindbodyonline.com, or by going to MINDBODY’s Investor Relations page on its website at investors.mindbodyonline.com and clicking on the link titled “Financials & Filings” to access MINDBODY’s “SEC Filings.”

Participants in the Solicitation

MINDBODY and certain of its directors, executive officers and employees may be deemed to be participants in the solicitation of proxies in respect of the proposed Merger. Information regarding the interests of MINDBODY’s directors and executive officers will be included in its definitive proxy statement to be filed with the SEC in connection with the proposed Merger, and certain of its Current Reports on Form 8-K. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement and other relevant materials to be filed with the SEC in connection with the proposed transaction. Free copies of this document may be obtained as described in the preceding paragraph.

Employee FAQs – 12/24/18	Page 6 of 7

Notice Regarding Forward-Looking Statements

This communication, and any documents to which MINDBODY refers you in this communication, contains not only historical information, but also forward-looking statements made pursuant to the safe-harbor provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements represent MINDBODY’s current expectations or beliefs concerning future events, including but not limited to the expected completion and timing of the proposed transaction, expected benefits and costs of the proposed transaction, management plans and other information relating to the proposed transaction, strategies and objectives of MINDBODY for future operations and other information relating to the proposed transaction. Without limiting the foregoing, the words “believes,” “anticipates,” “plans,” “expects,” “intends,” “forecasts,” “should,” “estimates,” “contemplate,” “future,” “goal,” “potential,” “predict,” “project,” “projection,” “target,” “seek,” “may,” “will,” “could,” “should,” “would,” “assuming,” and similar expressions are intended to identify forward-looking statements. You should read any such forward-looking statements carefully, as they involve a number of risks, uncertainties and assumptions that may cause actual results to differ significantly from those projected or contemplated in any such forward-looking statement. Those risks, uncertainties and assumptions include (i) the risk that the proposed transaction may not be completed in a timely manner or at all, which may adversely affect MINDBODY’s business and the price of the common stock of MINDBODY, (ii) the failure to satisfy any of the conditions to the consummation of the proposed transaction, including the adoption of the merger agreement by the stockholders of MINDBODY and the receipt of certain regulatory approvals, (iii) the occurrence of any event, change or other circumstance or condition that could give rise to the termination of the merger agreement, (iv) the effect of the announcement or pendency of the proposed transaction on MINDBODY’s business relationships, operating results and business generally, (v) risks that the proposed transaction disrupts current plans and operations and the potential difficulties in employee retention as a result of the proposed transaction, (vi) risks related to diverting management’s attention from MINDBODY’s ongoing business operations, (vii) the outcome of any legal proceedings that may be instituted against MINDBODY related to the merger agreement or the proposed transaction, (viii) unexpected costs, charges or expenses resulting from the proposed transaction, and (ix) other risks described in MINDBODY’s filings with the SEC, such as its Quarterly Reports on Form 10-Q and Annual Reports on Form 10-K. Forward-looking statements speak only as of the date of this communication or the date of any document incorporated by reference in this document. Except as required by applicable law or regulation, MINDBODY does not assume any obligation to update any such forward-looking statements whether as the result of new developments or otherwise.

Employee FAQs – 12/24/18	Page 7 of 7

December 24th – All Hands Rick Stollmeyer Proprietary and Confidential III

MINDBODY to be acquired by Vista Partners

VISTA
EQUITY PARTNERS
CONFIDENTIAL & PROPRIETARY

Proprietary and Confidential

MINDBODY
2

MINDBODY to be acquired by Vista Partners Proprietary and Confidential

Well aligned with our core values “We can transcend the script of a pre-defined story, and pave the way for the future that we design. We just need to tap that power, that conviction, that determination within us.” ROBERT F. SMITH Proprietary and Confidential

Investment Criteria Focus – Software, data, and technology companies Enterprise Value - $20MM to over $10BN, smaller for add-ons Company Size - >$10MM of recurring revenue, smaller for add-ons Stability – Loyal customer base with high renewal rates Diversification – Limited customer concentration Well-positioned – Current or potential market leaders Growth Potential – Revenue and margin opportunities Proprietary and Confidential

Proven track record

375+

Private equity transactions since inception(1)

$110BN+

in transaction value(1)

Sales & Marketing $17BN
Nonprofit $44BN
Sports, Media & Entertainment $68BN
Energy $118BN
Real Estate $17BN
Automotive $56BN
Agriculture $24BN
Retail $155BN
Healthcare $106BN
Insurance $186BN
Telecom $167BN
Financial Services $497BN
Government $436BN
Managed Services $23BN
Legal $11BN
Transportation $130BN
HR & Recruiting $5BN
Hospitality $32BN
Education $66BN
Security $93BN

MINDBODY
Proprietary and Confidential
5

Proven track record Automotive $56BN Agriculture $24BN Real Estate $17BN Energy $118BN Retail $155BN Hospitality $32BN HR & Recruiting $5BN Security $93BN Sales & Marketing $17BN Sports, Media & Entertainment $68BN Healthcare $106BN Insurance $186BN Financial Services $497BN Legal $11BN Transportation $130BN Managed Services $23BN Government $436BN Telecom $167BN Nonprofit $44BN Education $66BN $3.5TN 375+ Private equity transactions since inception(1) $110BN+ in transaction value(1) Proprietary and Confidential

Proven track record

cvent

Marketo

Proprietary and Confidential

MINDBODY

6

Proven track record Proprietary and Confidential

Q&A Proprietary and Confidential

IV

MINDBODY Enters into Agreement to be Acquired by Vista Equity Partners

Dear MINDBODY Customer,

Seventeen years ago, MINDBODY was founded by a handful of dreamers in my garage, building software to support the amazing work of business owners like you, people who were (and still are) single-handedly improving the quality of life in your communities. Since then, we’ve grown into a global company – and while we now serve over 67,000 fitness, beauty and wellness businesses, we remain deeply inspired by the impact you have on those you serve.

Since day one, we’ve been here to serve you. Your success has been instrumental to our own and I’m excited to share with you the next major milestone in MINDBODY’s journey.

This morning, we announced that MINDBODY has agreed to be acquired for approximately $1.9 billion by Vista Equity Partners, a leading investment firm.

Upon completion of the proposed acquisition, MINDBODY will once again be a private company, with added flexibility to further invest in our technology, improve our products and accelerate our growth. Our principal focus is and always will be to help you realize your business dreams through best-in-class products and services.

Who is Vista?

Vista is an ideal partner. A bold and innovative company, they’ve pioneered a unique investment and operating model for high-growth software companies driven by a long-term vision and commitment to growth.

What does this mean for you?

It’s business as usual. We remain deeply committed to delivering outstanding software and service. MINDBODY’s mission and vision remain unchanged, and we will continue to be dedicated to your success.

We expect the transaction to be completed in the first quarter of 2019. For more information, you can read our FAQ here.

We are thrilled to share this news with you and we look forward to supporting your growth and success for years to come.

Thank you for all you do to make this world a healthier, happier place.

Sincerely,

Rick Stollmeyer

CEO and Co-Founder

Additional Information and Where to Find It

In connection with the proposed transaction, MINDBODY expects to file with the Securities and Exchange Commission (“SEC”) and furnish to its stockholders a proxy statement in connection with the proposed merger with Torreys Merger Sub, Inc., pursuant to which MINDBODY would be acquired by entities affiliated with Vista Equity Partners (the “Merger”), as well as other relevant documents concerning the proposed transaction. The proxy statement described above will contain important information about the proposed Merger and related matters. STOCKHOLDERS AND SECURITY HOLDERS OF MINDBODY ARE URGED TO READ THESE MATERIALS (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS IN CONNECTION WITH THE TRANSACTION THAT MINDBODY WILL FILE WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT MINDBODY AND THE TRANSACTION. This communication is not a substitute for the proxy statement or for any other document that MINDBODY may file with the SEC and send to its stockholders in connection with the proposed transaction. The proposed transaction will be submitted to MINDBODY’s stockholders for their consideration. Before making any voting decision, stockholders of MINDBODY are urged to read the proxy statement regarding the transaction when it becomes available and any other relevant documents filed with the SEC, as well as any amendments or supplements to those documents, because they will contain important information about the proposed transaction.

Stockholders of MINDBODY will be able to obtain a free copy of the proxy statement, as well as other filings containing information about MINDBODY and the proposed transaction, without charge, at the SEC’s website (http://www.sec.gov). Copies of the proxy statement, when available, and the filings with the SEC that will be incorporated by reference therein can also be obtained, without charge, by contacting MINDBODY’s Investor Relations at (888) 782-7155, by email at IR@mindbodyonline.com, or by going to MINDBODY’s Investor Relations page on its website at investors.mindbodyonline.com and clicking on the link titled “Financials & Filings” to access MINDBODY’s “SEC Filings.”

Participants in the Solicitation

MINDBODY and certain of its directors, executive officers and employees may be deemed to be participants in the solicitation of proxies in respect of the proposed Merger. Information regarding the interests of MINDBODY’s directors and executive officers will be included in its definitive proxy statement to be filed with the SEC in connection with the proposed Merger, and certain of its Current Reports on Form 8-K. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement and other relevant materials to be filed with the SEC in connection with the proposed transaction. Free copies of this document may be obtained as described in the preceding paragraph.

Notice Regarding Forward-Looking Statements

This communication, and any documents to which MINDBODY refers you in this communication, contains not only historical information, but also forward-looking statements made pursuant to the safe-harbor provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements represent MINDBODY’s current expectations or beliefs concerning future events, including but not limited to the expected completion and timing of the proposed transaction, expected benefits and costs of the proposed transaction, management plans and other information relating to the proposed transaction, strategies and objectives of MINDBODY for future operations and other information relating to the proposed transaction. Without limiting the foregoing, the words “believes,” “anticipates,” “plans,” “expects,” “intends,” “forecasts,” “should,” “estimates,” “contemplate,” “future,” “goal,” “potential,” “predict,” “project,” “projection,” “target,” “seek,” “may,” “will,” “could,” “should,” “would,” “assuming,” and similar expressions are intended to identify forward-looking statements. You should read any such forward-looking statements carefully, as they involve a number of risks, uncertainties and assumptions that may cause actual results to differ significantly from those projected or contemplated in any such forward-looking statement. Those risks, uncertainties and assumptions include (i) the risk that the proposed transaction may not be completed in a timely manner or at all, which may adversely affect MINDBODY’s business and the price of the common stock of MINDBODY, (ii) the failure to satisfy any of the conditions to the consummation of the proposed transaction, including the adoption of the merger agreement by the stockholders of MINDBODY and the receipt of certain regulatory approvals, (iii) the occurrence of any event, change or other circumstance or condition that could give rise to the termination of the merger agreement, (iv) the effect of the announcement or pendency of the proposed transaction on MINDBODY’s business relationships, operating results and business generally, (v) risks that the proposed transaction disrupts current plans and operations and the potential difficulties in employee retention as a result of the proposed transaction, (vi) risks related to diverting management’s attention from MINDBODY’s ongoing business operations, (vii) the outcome of any legal proceedings that may be instituted against MINDBODY related to the merger agreement or the proposed transaction, (viii) unexpected costs, charges or expenses resulting from the proposed transaction, and (ix) other risks described in MINDBODY’s filings with the SEC, such as its Quarterly Reports on Form 10-Q and Annual Reports on Form 10-K. Forward-looking statements speak only as of the date of this communication or the date of any document incorporated by reference in this document. Except as required by applicable law or regulation, MINDBODY does not assume any obligation to update any such forward-looking statements whether as the result of new developments or otherwise.

V

MINDBODY Enters into Agreement to be Acquired by Vista Equity Partners

Dear Valued Partner,

Seventeen years ago, MINDBODY was founded by a handful of dreamers in my garage, building software to support the work of fitness practitioners who were (and still are) single-handedly improving the quality of life in their local communities. Since then, we’ve grown into a global company serving over 67,000 fitness, beauty and wellness businesses, connecting 469,000 practitioners to nearly 60 million consumers worldwide.

Throughout this growth, we’ve had the great pleasure of working with innovative partners like you who expand on our offerings, providing additional products and services designed to help our customers succeed and grow. You’ve been instrumental in our continued success and I’m excited to share with you the next major milestone in MINDBODY’s journey.

This morning, we announced that MINDBODY has agreed to be acquired for approximately $1.9 billion by Vista Equity Partners, a leading investment firm.

Upon completion of the proposed acquisition, MINDBODY will once again be a private company, with added flexibility to invest in our platform, leverage our platform partnerships and accelerate our growth. The entire leadership team and I are truly excited by the opportunities Vista opens up for us, and we remain deeply committed to your success and our collaborative efforts to help people lead healthier, happier lives by connecting the world to fitness, beauty and wellness.

Who is Vista?

Vista is an ideal partner. A bold and innovative company, they’ve pioneered a unique investment and operating model for high-growth SaaS companies that provide best-in-class software products to large markets. Vista takes a long-term outlook and invests in growth. They own and operate a global portfolio of software and technology companies, which collectively employ 55,000+ employees across 175+ countries and serve 800,000+ customers.

What does this mean for you?

It’s business as usual. Partners like you remain an important part of our business, a key enabler of our customers’ success, and a critical component in our strategy to drive growth and leadership in the market. We remain committed to delivering on our strategic product roadmap, as well as our current and future customer commitments, and we are dedicated to your success as well.

We expect the transaction to be completed in the first quarter of 2019. For more information, you can read our FAQ here.

These are exciting times and we look forward to continuing our partnership with you as we embark on this new adventure!

Sincerely,

Rick Stollmeyer

CEO and Co-Founder

Additional Information and Where to Find It

In connection with the proposed transaction, MINDBODY expects to file with the Securities and Exchange Commission (“SEC”) and furnish to its stockholders a proxy statement in connection with the proposed merger with Torreys Merger Sub, Inc., pursuant to which MINDBODY would be acquired by entities affiliated with Vista Equity Partners (the “Merger”), as well as other relevant documents concerning the proposed transaction. The proxy statement described above will contain important information about the proposed Merger and related matters. STOCKHOLDERS AND SECURITY HOLDERS OF MINDBODY ARE URGED TO READ THESE MATERIALS (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS IN CONNECTION WITH THE TRANSACTION THAT MINDBODY WILL FILE WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT MINDBODY AND THE TRANSACTION. This communication is not a substitute for the proxy statement or for any other document that MINDBODY may file with the SEC and send to its stockholders in connection with the proposed transaction. The proposed transaction will be submitted to MINDBODY’s stockholders for their consideration. Before making any voting decision, stockholders of MINDBODY are urged to read the proxy statement regarding the transaction when it becomes available and any other relevant documents filed with the SEC, as well as any amendments or supplements to those documents, because they will contain important information about the proposed transaction.

Stockholders of MINDBODY will be able to obtain a free copy of the proxy statement, as well as other filings containing information about MINDBODY and the proposed transaction, without charge, at the SEC’s website (http://www.sec.gov). Copies of the proxy statement, when available, and the filings with the SEC that will be incorporated by reference therein can also be obtained, without charge, by contacting MINDBODY’s Investor Relations at (888) 782-7155, by email at IR@mindbodyonline.com, or by going to MINDBODY’s Investor Relations page on its website at investors.mindbodyonline.com and clicking on the link titled “Financials & Filings” to access MINDBODY’s “SEC Filings.”

Participants in the Solicitation

MINDBODY and certain of its directors, executive officers and employees may be deemed to be participants in the solicitation of proxies in respect of the proposed Merger. Information regarding the interests of MINDBODY’s directors and executive officers will be included in its definitive proxy statement to be filed with the SEC in connection with the proposed Merger, and certain of its Current Reports on Form 8-K. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement and other relevant materials to be filed with the SEC in connection with the proposed transaction. Free copies of this document may be obtained as described in the preceding paragraph.

Notice Regarding Forward-Looking Statements

This communication, and any documents to which MINDBODY refers you in this communication, contains not only historical information, but also forward-looking statements made pursuant to the safe-harbor provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements represent MINDBODY’s current expectations or beliefs concerning future events, including but not limited to the expected completion and timing of the proposed transaction, expected benefits and costs of the proposed transaction, management plans and other information relating to the proposed transaction, strategies and objectives of MINDBODY for future operations and other information relating to the proposed transaction. Without limiting the foregoing, the words “believes,” “anticipates,” “plans,” “expects,” “intends,” “forecasts,” “should,” “estimates,” “contemplate,” “future,” “goal,” “potential,” “predict,” “project,” “projection,” “target,” “seek,” “may,” “will,” “could,” “should,” “would,” “assuming,” and similar expressions are intended to identify forward-looking statements. You should read any such forward-looking statements carefully, as they involve a number of risks, uncertainties and assumptions that may cause actual results to differ significantly from those projected or contemplated in any such forward-looking statement. Those risks, uncertainties and assumptions include (i) the risk that the proposed transaction may not be completed in a timely manner or at all, which may adversely affect MINDBODY’s business and the price of the common stock of MINDBODY, (ii) the failure to satisfy any of the conditions to the consummation of the proposed transaction, including the adoption of the merger agreement by the stockholders of MINDBODY and the receipt of certain regulatory approvals, (iii) the occurrence of any event, change or other circumstance or condition that could give rise to the termination of the merger agreement, (iv) the effect of the announcement or pendency of the proposed transaction on MINDBODY’s business relationships, operating results and business generally, (v) risks that the proposed transaction disrupts current plans and operations and the potential difficulties in employee retention as a result of the proposed transaction, (vi) risks related to diverting management’s attention from MINDBODY’s ongoing business operations, (vii) the outcome of any legal proceedings that may be instituted against MINDBODY related to the merger agreement or the proposed transaction, (viii) unexpected costs, charges or expenses resulting from the proposed transaction, and (ix) other risks described in MINDBODY’s filings with the SEC, such as its Quarterly Reports on Form 10-Q and Annual Reports on Form 10-K. Forward-looking statements speak only as of the date of this communication or the date of any document incorporated by reference in this document. Except as required by applicable law or regulation, MINDBODY does not assume any obligation to update any such forward-looking statements whether as the result of new developments or otherwise.

VI

Vista Equity Partner’s Planned Acquisition of MINDBODY

FAQs

GENERAL QUESTIONS:

What was announced and what does it mean?

On December 24, 2018, the planned acquisition of MINDBODY by Vista Equity Partners was announced via press release. This means that if the transaction closes, MINDBODY will become one of Vista’s portfolio companies. We will remain a standalone public company until the acquisition closes, at which time we will be privately owned by Vista.

Together with Vista, we will be able to further accelerate our growth and that of our global marketplace, connecting millions of consumers to fitness, beauty and wellness experiences worldwide. And we’ll continue to drive business management innovation through our first-in-class products and services, helping practitioners in boutique fitness, salon, spa and integrative health succeed and thrive.

Who is Vista Equity Partners?

Vista is a leading investment firm focused on software, data and technology-enabled businesses. Vista pioneered a unique investment and operating model for growth technology and SaaS companies with best-in-class software products and attractive market dynamics. Vista has a proven track record of helping management teams drive profitable growth, having completed over 360 technology-related transactions that represent an aggregate transaction value of approximately $110 billion.

Will Vista own a controlling stake in MINDBODY?

Vista will acquire all outstanding shares of MINDBODY common stock. Therefore, Vista will own 100 percent of the company.

When will the transaction be completed?

The transaction, which is expected to be completed in the first quarter of 2019, is subject to approval by MINDBODY stockholders and regulatory approvals, including expiration or termination of the applicable waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as well as other customary closing conditions.

Is this good for MINDBODY and its customers?

Yes, this is good news! MINDBODY’s mission and vision remain unchanged, and we will continue to be dedicated to the success of our customers, helping people lead healthier, happier lives. We believe that the resources, financial strength, and operational expertise of Vista will allow MINDBODY to continue its growth strategy and enhance its leadership position throughout the fitness, beauty and wellness space.

FAQs – 12/24/18	Page 1 of 4

What does this mean for customers?

There is no change for customers. It’s business as usual. We remain deeply committed to delivering on our product roadmap, as well as our current and future customer commitments. Vista, like MINDBODY, is a bold innovator and a number of its portfolio companies are MINDBODY customers.

What does this mean for partners?

There is no change for partners. Partners remain a key enabler of our customers’ success and a critical component in our strategy to drive growth and leadership in the market.

Will this change affect my pricing or contract with MINDBODY?

No. All customer commitments remain in place and there will be no changes to the working relationship. There are no pricing changes planned based on this transaction.

Will this change affect the people I am working with at MINDBODY such as my account manager?

No, there are no changes to your account team at this time.

Will there be management changes as a result of the transaction?

Currently there are no planned management changes.

Additional Information and Where to Find It

In connection with the proposed transaction, MINDBODY expects to file with the Securities and Exchange Commission (“SEC”) and furnish to its stockholders a proxy statement in connection with the proposed merger with Torreys Merger Sub, Inc., pursuant to which MINDBODY would be acquired by entities affiliated with Vista Equity Partners (the “Merger”), as well as other relevant documents concerning the proposed transaction. The proxy statement described above will contain important information about the proposed Merger and related matters. STOCKHOLDERS AND SECURITY HOLDERS OF MINDBODY ARE URGED TO READ THESE MATERIALS (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS IN CONNECTION WITH THE TRANSACTION THAT MINDBODY WILL FILE WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT MINDBODY AND THE TRANSACTION. This communication is not a substitute for the proxy statement or for any other document that MINDBODY may file with the SEC and send to its stockholders in connection with the proposed transaction. The proposed transaction will be submitted to MINDBODY’s stockholders for their consideration. Before making any voting decision, stockholders of MINDBODY are urged to read the proxy statement regarding

FAQs – 12/24/18	Page 2 of 4

the transaction when it becomes available and any other relevant documents filed with the SEC, as well as any amendments or supplements to those documents, because they will contain important information about the proposed transaction.

Stockholders of MINDBODY will be able to obtain a free copy of the proxy statement, as well as other filings containing information about MINDBODY and the proposed transaction, without charge, at the SEC’s website (http://www.sec.gov). Copies of the proxy statement, when available, and the filings with the SEC that will be incorporated by reference therein can also be obtained, without charge, by contacting MINDBODY’s Investor Relations at (888) 782-7155, by email at IR@mindbodyonline.com, or by going to MINDBODY’s Investor Relations page on its website at investors.mindbodyonline.com and clicking on the link titled “Financials & Filings” to access MINDBODY’s “SEC Filings.”

Participants in the Solicitation

MINDBODY and certain of its directors, executive officers and employees may be deemed to be participants in the solicitation of proxies in respect of the proposed Merger. Information regarding the interests of MINDBODY’s directors and executive officers will be included in its definitive proxy statement to be filed with the SEC in connection with the proposed Merger, and certain of its Current Reports on Form 8-K. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement and other relevant materials to be filed with the SEC in connection with the proposed transaction. Free copies of this document may be obtained as described in the preceding paragraph.

Notice Regarding Forward-Looking Statements

This communication, and any documents to which MINDBODY refers you in this communication, contains not only historical information, but also forward-looking statements made pursuant to the safe-harbor provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements represent MINDBODY’s current expectations or beliefs concerning future events, including but not limited to the expected completion and timing of the proposed transaction, expected benefits and costs of the proposed transaction, management plans and other information relating to the proposed transaction, strategies and objectives of MINDBODY for future operations and other information relating to the proposed transaction. Without limiting the foregoing, the words “believes,” “anticipates,” “plans,” “expects,” “intends,” “forecasts,” “should,” “estimates,” “contemplate,” “future,” “goal,” “potential,” “predict,” “project,” “projection,” “target,” “seek,” “may,” “will,” “could,” “should,” “would,” “assuming,” and similar expressions are intended to identify forward-looking statements. You should read any such forward-looking statements carefully, as they involve a number of risks, uncertainties and assumptions that may cause actual results to differ significantly from those projected or contemplated in any such forward-looking statement. Those risks, uncertainties and assumptions include (i) the risk that the proposed transaction may not be completed in a timely manner or at all, which may adversely affect MINDBODY’s business and the price of the common stock of MINDBODY, (ii) the failure to satisfy any of the conditions to the consummation of the proposed transaction, including the adoption of the merger agreement by the stockholders of MINDBODY and the receipt of certain

FAQs – 12/24/18	Page 3 of 4

regulatory approvals, (iii) the occurrence of any event, change or other circumstance or condition that could give rise to the termination of the merger agreement, (iv) the effect of the announcement or pendency of the proposed transaction on MINDBODY’s business relationships, operating results and business generally, (v) risks that the proposed transaction disrupts current plans and operations and the potential difficulties in employee retention as a result of the proposed transaction, (vi) risks related to diverting management’s attention from MINDBODY’s ongoing business operations, (vii) the outcome of any legal proceedings that may be instituted against MINDBODY related to the merger agreement or the proposed transaction, (viii) unexpected costs, charges or expenses resulting from the proposed transaction, and (ix) other risks described in MINDBODY’s filings with the SEC, such as its Quarterly Reports on Form 10-Q and Annual Reports on Form 10-K. Forward-looking statements speak only as of the date of this communication or the date of any document incorporated by reference in this document. Except as required by applicable law or regulation, MINDBODY does not assume any obligation to update any such forward-looking statements whether as the result of new developments or otherwise.

FAQs – 12/24/18	Page 4 of 4